UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10003

T. Rowe Price Developing Technologies Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Developing Technologies Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Science and technology stocks generated poor results during the first half of 2008. The ongoing credit crisis, a reduction in consumer confidence, and rapidly rising inflation left investors with a diminished appetite for technology equities. Within the small-cap technology sector, first-half revenues and earnings seemed to be generally in line with estimates, but management teams have grown more cautious. As a result, the historical pattern of technology companies delivering improved results in the second half of the year is now in doubt. Your fund lost 10.9% in the first half of 2008, outperforming the S&P 500 Index and the benchmark Lipper Science & Technology Funds Index, as shown in the Performance Comparison table.

The Developing Technologies Fund continued to invest in attractive small-cap information technology stocks, with more than 90% of the fund’s holdings classified as small- or micro-cap stocks. During the six-month period, our stock selection in software and semiconductors offset the weak performance in telecommunication stocks. The fund’s relative performance also benefited from small-cap stocks outperforming large-cap stocks during the first half of the year.

HIGHLIGHTS

• Science and technology stocks generated poor results during the first half of 2008.

• For the six-month period, the Developing Technologies Fund lost ground but outperformed the overall market and its Lipper peer group.

• Strong selection of software and semiconductor stocks offset weak picks in telecommunication stocks.

• New product cycles and strong seasonal sales could support technology stock performance for the remainder of the year, but the sector’s profit margins are eroding.

MARKET ENVIRONMENT

The U.S. equity markets suffered in the first half of 2008. Stocks sold off at the start of the year and seemed to reach a short-term bottom after the near-collapse of investment bank Bear Stearns in March. The market bounced back a bit during the first quarter as earnings were not as bad as the depressed market was expecting. However, stocks sold off during the months of May and June as investors grew more concerned with the health of the domestic economy. U.S. economic data continued to show a weak housing market and decelerating consumer confidence. These issues combined with rising inflation concerns and created a poor investment environment for the first half of this year. Valuations within the small-cap technology sector certainly have come down in the past 12 months but still have not found a level where valuation alone can provide support for the technology market.

Two historical patterns played out as scripted for technology stocks in the first half of 2008. The pattern of technology stocks underperforming when the markets fall and the pattern of technology stocks lagging the general market during the first half of the year were realized this year. Technology stocks have underperformed in the current declining market. The large-cap S&P 500 Stock Index closed the first half of the year with a loss of 11.91%, while the Lipper Science & Technology Funds Index ended with a loss of 12.51%. Small-caps outperformed large-caps, as measured by the various Russell indexes. Given our fund’s focus on small-cap stocks, the performance of small-caps versus large-caps has always had a significant influence over the relative returns of the portfolio versus the large-cap Lipper Science & Technology Funds benchmark.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of science and technology. As of June 30, 2008, software stocks represented 37% of the fund, semiconductors 27%, Internet 15%, and hardware and telecom equipment 23%. (You may notice that the size of our industry classifications does not match the exhibits and financial statements. In managing the fund, we sometimes characterize a company’s main line of business differently from the standard industry categorization.)

In the first half of 2008, the software sector was the best contributor to the fund’s performance versus its Lipper benchmark. The fund has made a bet on software companies that sell their products on a subscription basis. The subscription model affords these companies more steady revenues and better visibility in a tougher business environment than competitors that depend on consumers and businesses buying and then owning the software. The fund’s bet on subscription software companies paid off in the first half as Ariba, Wind River Systems, and Red Hat were some of our top contributors. As we would expect, investors are willing to apply higher valuation multiples to companies with subscription models than to companies with less visibility. We believe this was a key reason the subscription model businesses outperformed. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The fund’s semiconductor holdings, which are largely centered around companies that sell analog semiconductors and those that sell into the communications end markets, were strong contributors. PMC-Sierra was the fund’s top contributor during the first half of the year, as the stock benefited from the company selling into a number of strong product cycles—particularly global wireline providers rolling out fiber optic networks throughout the world. Analog semiconductor companies ON Semiconductor and Diodes were also good contributors as pricing for their analog semiconductor products have held up relatively well through the first half of 2008.

Telecommunication equipment stocks were the fund’s worst performers. The fund remains considerably underweight in this group but continues to suffer from poor stock selection. Palm, Acme Packet, and Finisar continued to sell off, but the fund is holding onto all of these stocks as valuations seem much too low to sell at this point. Three communication equipment companies—Foundry Networks, Riverbed Technology, and Blue Coat Systems—that we added during the first half of the year also posted large declines. Foundry Networks is a provider of enterprise communication switches. The fund owned Foundry in the past, and when the stock sold off to levels where we first owned it three years ago, we reacquired shares. Riverbed Technology and Blue Coat Systems provide telecommunication equipment gear designed to accelerate traffic over enterprise networks. While we were early in accumulating shares in these companies, we view Riverbed and Blue Coat as well-positioned small-cap companies that should provide solid returns for the fund over time.

OUTLOOK

We began this year less optimistic about the potential of small-cap technology stocks to appreciate than we were a year ago. Small-cap stocks tend to underperform large-cap stocks during economically challenging periods, and technology spending on behalf of consumers and enterprises is cyclical and tends to decline during economic downturns. We believe the current challenging economic environment will last through 2008. If historical patterns persist, it is likely that large-cap technology stocks will outperform small-cap technology stocks in this period. However, just as the sentiment on the economy quickly changed from strong to weak during the second half of 2007, we could envision various events stimulating the slowing economy and causing stocks to price in a recovery well before it takes place. In addition, valuations within the small-cap technology sector have come down significantly since the small-cap market peaked in August 2007. Valuations of some small-caps are moving into a range that leads us to believe there is limited downside even given poor fundamentals.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

July 23, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

PORTFOLIO MANAGEMENT CHANGE

As a shareholder, you should have already received information regarding a proposed tax-free reorganization in which existing Developing Technologies Fund shareholders would become shareholders of the T. Rowe Price Science & Technology Fund. In recommending the reorganization, the Developing Technologies Fund’s Board of Directors considered that the fund has been unable to attract enough assets to help defray its expenses. Developing Technologies Fund shareholders will receive proxy materials with all the important information about the proposal and will be invited to a special meeting on Tuesday, October 21, 2008, to vote on the proposed reorganization. If the proposed transaction is approved by shareholders, on or around November 14, 2008, Developing Technologies Fund shareholders would receive shares of the Science & Technology Fund equal in value to their accounts in the Developing Technologies Fund on the date of the transaction.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

# Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 93.9%** | | |
| **ENERGY 0.7%** | | |
| **Energy Related 0.7%** | | |
| Rubicon Technology (1) | 15,000 | 305 |
| Total Energy | | 305 |
| **HARDWARE 8.9%** | | |
| **Consumer Electronics 1.4%** | | |
| DTS (1) | 18,400 | 576 |
| | | 576 |
| **Enterprise Hardware 7.5%** | | |
| FEI (1) | 80,000 | 1,822 |
| Orbotech (1) | 42,000 | 560 |
| Palm (1) | 145,000 | 782 |
| | | 3,164 |
| Total Hardware | | 3,740 |
| **MEDIA 4.4%** | | |
| **Gaming 1.4%** | | |
| WMS Industries (1) | 20,000 | 595 |
| | | 595 |
| **Internet 3.0%** | | |
| Blue Nile (1) | 4,000 | 170 |
| LivePerson (1) | 120,000 | 337 |
| Salary.com (1) | 63,000 | 252 |
| SAVVIS (1) | 10,600 | 137 |
| The Knot (1) | 35,000 | 343 |
| | | 1,239 |
| Total Media | | 1,834 |

## SEMICONDUCTORS 27.0%

| | | |
|---|---|---|
| **Analog Semiconductors 6.2%** | | |
| Advanced Analogic Technologies (1) | 50,000 | 206 |
| Diodes (1) | 25,000 | 691 |
| Intersil Holding, Class A | 16,000 | 389 |
| Micrel | 45,000 | 412 |
| Semtech (1) | 65,000 | 915 |
| | | 2,613 |
| **Digital Semiconductors 16.9%** | | |
| Conexant Systems (1) | 43,500 | 196 |
| Integrated Device Technology (1) | 205,000 | 2,038 |
| ON Semiconductor (1) | 80,000 | 733 |
| PMC-Sierra (1) | 301,300 | 2,305 |
| Silicon Laboratories (1) | 15,000 | 541 |
| Veeco (1) | 30,000 | 482 |
| Xilinx | 35,000 | 884 |
| | | 7,179 |
| **Semiconductor Capital Equipment 3.9%** | | |
| Cymer (1) | 11,500 | 309 |
| Formfactor (1) | 25,000 | 461 |
| Mattson Technology (1) | 90,000 | 428 |
| Novellus Systems (1) | 21,000 | 445 |
| | | 1,643 |
| Total Semiconductors | | 11,435 |

## SOFTWARE 36.7%

| | | |
|---|---|---|
| **Applications Software 21.8%** | | |
| Ariba (1) | 40,000 | 588 |
| Art Technology Group (1) | 150,000 | 480 |
| Bottomline Technologies (1) | 100,000 | 973 |
| Digital River (1) | 37,000 | 1,427 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Developing Technologies Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2008.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,505,000 and $9,040,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2007, the fund had $254,000 of unused capital loss carryforwards that expire in 2010.

At June 30, 2008, the cost of investments for federal income tax purposes was $48,533,000. Net unrealized loss aggregated $5,905,000 at period-end, of which $3,256,000 related to appreciated investments and $9,161,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $91,000 were waived during the six months ended June 30, 2008. Including these amounts, management fees waived in the amount of $300,000 remain subject to repayment at June 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $68,000 for Price Associates, $58,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,465 shares of the fund, representing 7% of the fund’s net assets.

NOTE 6 - SUBSEQUENT EVENT

On July 22, 2008, the fund's Board of Directors approved a plan of reorganization under which the assets of the Fund would be transferred to the T. Rowe Price Science & Technology Fund (“acquiring fund”) in a tax-free exchange for acquiring fund shares of equal value. This plan of reorganization is subject to shareholder approval at a special shareholder meeting to be held on or about October 21, 2008, upon which the transfer of assets will take place soon thereafter.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008